Accrued liabilities and provisions	12 Months Ended
Dec. 31, 2020
Accrued liabilities and provisions
Accrued liabilities and provisions

23.         Accrued liabilities and provisions

			Environmental
	Asset retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2019	8,835,420	137,429	945,439	9,918,288
Increase in abandonment costs	2,307,453	—	—	2,307,453
Additions	143,320	32,108	237,181	412,609
Uses	(291,793)	(31,709)	(106,448)	(429,950)
Financial costs	258,464	—	—	258,464
Effect of control loss in subsidiaries (Note 28)	(23,874)	(20,117)	—	(43,991)
Adjustment on fair value for business combination	31,137	—	—	31,137
Foreign currency translation	37,239	428	5,476	43,143
Transfers	(58,041)	—	(11,382)	(69,423)
Balance as of December 31, 2020	11,239,325	118,139	1,070,266	12,427,730
Current	949,638	46,844	224,627	1,221,109
Non-current	10,289,687	71,295	845,639	11,206,621
	11,239,325	118,139	1,070,266	12,427,730

			Environmental
	Asset retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2018	6,719,275	127,945	906,792	7,754,012
Increase in abandonment costs	2,188,928	—	—	2,188,928
Additions	112,486	58,913	90,854	262,253
Uses	(410,191)	(45,342)	(59,755)	(515,288)
Financial costs	226,803	—	3	226,806
Foreign currency translation	(5,240)	79	1,211	(3,950)
Transfers	3,359	(4,166)	6,334	5,527
Balance as of December 31, 2019	8,835,420	137,429	945,439	9,918,288
Current	589,411	28,662	171,224	789,297
Non–current	8,246,009	108,767	774,215	9,128,991
	8,835,420	137,429	945,439	9,918,288

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2017	5,527,324	182,966	827,159	6,537,449
Increase in abandonment costs	1,062,280	—	—	1,062,280
Additions	71,015	61,851	174,780	307,646
Uses	(182,130)	(114,647)	(100,215)	(396,992)
Financial costs	186,518	—	—	186,518
Foreign currency translation	54,610	(2,368)	10,983	63,225
Transfers	(342)	143	(5,915)	(6,114)
Balance as of December 31, 2018	6,719,275	127,945	906,792	7,754,012
Current	549,678	88,623	176,108	814,409
Non-current	6,169,597	39,322	730,684	6,939,603
	6,719,275	127,945	906,792	7,754,012

23.1       Asset retirement obligation

The estimated liability for asset retirement obligation costs corresponds to the future obligation that the Ecopetrol Business Group to restore environmental conditions to a level similar to that existing before the start of projects or activities, as described in Note 3.5 – Abandonment and dismantling costs of fields and other facilities. As these relate to long–term obligations, this liability is estimated by projecting the expected future payments and discounting at present value with a rate indexed to the Ecopetrol Business Group’s financial obligations, taking into account the temporariness and risks of this obligation. The discount rates used in the estimate of the obligation as of December 31, 2020 were: Exploration and Production 2.65% (2019 - 3.01%), Transportation and Logistics 2.71% (2019 - 2.61%) and Refining and Petrochemicals 3.67% (2019 - 3.94%). The increase in the provision in 2020 was generated due to the fall in discount rates, directly associated with the decrease in macroeconomic variables impacted by Covid-19.

23.2       Environmental contingencies and others

These correspond to contingencies for environmental incidents and obligations related to environmental compensation and mandatory investment of 1% for the use of, exploitation of or effect on natural resources imposed by national, regional and local environmental authorities. Mandatory investment of 1% is based on the use of water taken directly from natural sources in accordance with the provisions of Law 99 of 1993, Article 43, Decree 1900 of 2006, Decree 2099 of 2017 and 075 and 1120 of 2018 and article 321 of Law 1955 of 2019 in relation to the projects that Ecopetrol develops in Colombia.

The Colombian Government through the Ministry of Environment and Sustainable Development, issued in December 2016 and in January 2017 the Decrees 2099 and 075, which modify the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, related to the mandatory investment for the use of water taken directly from natural sources.

In 2017, the main changes established by these decrees were related to the areas and lines of investment and the basis for settlement of the obligations. Similarly, June 30, 2017 was declared the maximum date to modify investment plans that were underway. On June 30, 2017, Ecopetrol filed with the National Environmental Licensing Authority (ANLA) certain investment plans to meet the 1% mandatory investment based on the new decrees, relative to investment lines, maintaining the settlement base of Decree 1900.

In 2019, Law 1955/2019 was issued, which in its Article 321 unifies the basis for the settlement of this obligation and requires updating the investment obligations of  1% to present value. Ecopetrol carried out the recertification of the settlement base and the acceptance of the percentage of updating of the investment values of 1% in more than 90 environmental licenses, generating a lower provision for this obligation. Currently, ANLA's pronouncements are being received in relation to article 321 of Law 1955, some through official letters and others through resolutions. Ecopetrol has filed an appeal for reconsideration with ANLA in most cases, which are under review by this authority.

23.3       Contingencies

Oleoducto Bicentenario de Colombia S.A.S.

During July 2018, the carriers Frontera Energy Colombia Corp. (Frontera), Canacol Energy Colombia S.A.S. (Canacol) and Vetra Exploración y Producción Colombia S.A.S. (Vetra and, together with Frontera and Canacol, the Carriers) sent letters to Oleoducto Bicentenario de Colombia S.A.S. (Bicentenario) alleging there were early termination rights under the Ship-or-Pay Transport Agreements entered by each of them and Bicentenario in 2012 (the Transport Agreements). Bicentenario has rejected the terms of the letters, noting that there is no option for early termination and reiterating to the Carriers that the Transport Agreements are current and therefore the Carriers must fulfill their obligations under the Transport Agreements in a timely fashion.

Under Bicentenario’s understanding that the Transport Agreements remain current and that the Carriers are in violation of their obligations under such agreements, Bicentenario declared the Carriers delinquent because of their failure to pay for transport service under the aforementioned agreements. Consequently, Bicentenario executed the standby letters of credit posted as guarantee for the Transport Agreements.

On October 19, 2018, Bicentenario notified Frontera of the existence of a “Dispute” pursuant to Clause 20 of the respective Transport Agreement and moved to the party dispute settlement stage as provided for in such clause. Such discussions ended without an agreement on December 19, 2018. On January 28, 2019, Bicentenario filed an Arbitration Claim against Frontera in accordance with the arbitration clause of the Transportation Agreement to claim any compensation, indemnification or other restitution deriving from the alleged early termination of said agreements. Similarly, on November 1, 2018, Bicentenario notified Vetra and Canacol of the existence of a “Dispute” pursuant to Clause 20 of the respective Transport Agreement and moved to the party dispute settlement stage as provided for in each such respective clause. Such discussions ended without agreement on March, 2019.

See section Bicentenario, Cenit and Frontera Settlement Agreement below for further developments on the disputes.

Cenit Transporte y Logística de Hidrocarburos S.A.S. (“Cenit”)

On November 2018, Cenit filed an arbitration claim against Frontera Energy Group (“Frontera”) claiming that the Ship or Pay Agreements of the Caño Limón - Coveñas pipeline, which termination was alleged by Frontera, are in full force and effect and that Frontera is obliged to comply with their terms and conditions, including a dispute regarding the payment of transportation fees applicable to such agreements.  Cenit considers that the amounts owed by Frontera for this concept as of December 31, 2020, are $ 334,583.

The abovementioned fees dispute was at the root of the opposition manifested by Frontera Group against the application of the fees defined by the Ministry of Mines and Energy for the period 2015-2019. The rate differential amounts to $114,075 which was placed by Frontera in a trust fund, whilst the balance of the debt according to Cenit’s accounting records on the same date are $99,734,  thus evidencing that the amounts receivable are funded.

Frontera has not paid the component of the fee related to the abandonment fund to which Cenit considers they are entitled by virtue of the application of resolutions 31480 and 31661 issued by the Ministry of Mines and Energy. Frontera Energy Group owed $ 9,663 in connection therewith.

Bicentenario, Cenit and Frontera Settlement Agreement

On November 17, 2020, Cenit, Bicentenario and Frontera reached an agreement, for the joint filing of a petition for a binding settlement which, upon completion and approval by the competent Colombian court, will resolve all the disputes pending among them, related to the Caño Limón – Coveñas pipeline, and will terminate all the pending arbitration proceedings related to such disputes. This transaction eliminates any uncertainty related to the potential outcomes of the disputes, thus protecting the interests of all the parties and those of their stakeholders and create new business opportunities for the parties involved. The settlement arrangement includes a full and final mutual release upon closing of all present and future amounts claimed by all parties in respect of the terminated transportation contracts for the Bicentenario and Caño Limón – Coveñas pipelines. Frontera will also enter into new transportation contracts with Cenit and Bicentenario. Frontera will transfer to Cenit its 43.03% stake in Bicentenario´s shareholdings. The new ship or pay commitment is projected to be approximately 3,900 bbls/day, based on the current oil price, for a term of five years subject to adjustments, at a current fee of $11.5/bbl. Frontera will not have to make payments for oil it may have to ship through alternate pipelines. These contracts will allow Cenit and Bicentenario to obtain payment of certain amounts included in the settlement, during the term of the contracts. The arrangement is conditional upon certain regulatory approvals, including approval of the settlement arrangement as a conciliation under Colombian law, which requires an opinion from the Attorney General’s Office (Procuraduría General de la Nación) which was issued on March 24, 2021 and approval of the Administrative Tribunal of Cundinamarca. As of the date of this annual report the final approval by the Administrative Tribunal of Cundinamarca was pending.

Bicentenario, Cenit and Canacol Settlement Agreement

On October 30, 2020 Cenit and Canacol reached an agreement to settle all their aforementioned disputes. The settlement arrangement includes a full and final mutual release upon closing of all present and future amounts claimed by all parties in respect of the terminated transportation contracts for the Caño Limón – Coveñas pipelines. On November 18, 2020 the competent arbitration tribunal approved the conciliation agreement entered into by Cenit and Canacol, according to which Canacol was obliged to transfer all its outstanding shares in Bicentenario to Cenit. Additionally, as part of the settlement, Canacol entered into new transportation contracts with Cenit. These contracts will allow Cenit to obtain payment of certain amounts included in the settlement, during the term of the contracts. On the other hand, on March 8, 2021 Bicentenario and Canacol reached an agreement to settle all their aforementioned disputes. The agreement established a formula that seeks to end all contractual obligation disputes between the parties and settle all the outstanding obligations between the companies. (Approval of the conciliation between Bicentenario and Canacol is still pending as of the date of this annual report).

Bicentenario, Cenit and Vetra Settlement Agreement

On November 23, 2020, Cenit and Vetra reached an agreement to settle all their aforementioned disputes. The settlement arrangement includes a full and final mutual release upon closing of all present and future amounts claimed by all parties in respect of the terminated transportation contracts for Caño Limón – Coveñas pipelines. On February 18, 2021 the competent arbitration tribunal approved the conciliation agreement entered into by Cenit and Vetra, according to which Vetra is obliged to transfer all its outstanding shares in Bicentenario to Cenit and to make a cash payment for the remaining balance of the amounts included in the settlement. On the other hand, on January 13, 2021 Bicentenario and Vetra reached an agreement to settle all their aforementioned disputes. The agreement established a formula that seeks to end all contractual obligations between the parties and settle all the outstanding obligations between the companies. (Approval of the conciliation between Bicentenario and Vetra is still pending as of the date of this annual report).

Refinería de Cartagena S.A.S.

Arbitration tribunal:

On March 8, 2016, Reficar filed a request for arbitration with the International Chamber of Commerce (the “ICC”) against Chicago Bridge & Iron Company NV, CB&I (UK) Limited and CBI Colombiana SA (jointly, “CB&I”), concerning a dispute related to the Engineering, Procurement, and Construction Agreements entered into by and between Reficar and CB&I for the expansion of the Cartagena Refinery in Cartagena, Colombia. Reficar is the Claimant in the ICC arbitration and seeks no less than USD$2 billion in damages plus lost profits.

On May 25, 2016, CB&I filed its Answer to the Request for Arbitration and the preliminary version of its counterclaim against Reficar, for approximately USD $ 213 million. On June 27, 2016, Reficar filed its reply to CB&I’s counterclaim denying and disputing the declarations and relief requested by CB&I.

On April 28, 2017, Reficar filed its non-detailed claim and, on the same date, CB&I submitted its Statement of Counterclaim increasing its claims to approximately USD $116 million and COP$387,558 million, including USD $70 million for a letter of credit compliance. On March 16, 2018, CB&I submitted its Exhaustive Statement of Counterclaim further increasing its claims to approximately USD$129 million and COP$432,303 million (including in each case interest), and also filed its Exhaustive Statement of Defense to Reficar’s claims. On this same date, Reficar filed its Exhaustive Statement of Claim seeking, among others, USD$139 million for provisionally paid invoices under the Memorandum of Agreement (“MOA”) and Project Invoicing Procedure (“PIP”) Agreements and the EPC Contract.

On June 28, 2019, CB&I submitted its Reply to the Non-Exhaustive Statement of Defence to Counterclaim increasing its claims to approximately USD$137 million and COP$503,241 million (including in each case interest, respectively). On this same date, Reficar filed its Reply to CB&I’s Non-Exhaustive Statement of Defense and its Exhaustive Statement of Defense to CB&I’s counterclaim, updating its claim for provisionally paid invoices under the MOA and PIP Agreements and the EPC Contract to approximately USD$137 million.

In relation to this matter, as of December 31, 2020 there is a balance of approximately USD $ 122 million, in invoices paid by Reficar to CB&I, under the PIP and MOA Agreements of the EPC contract, whose supports provided to date by CB&I do not show acceptance by AMEC Foster Wheeler - PCIB.

In January 2020, McDermott International Inc. – CB&I parent company – commenced a bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Faced with this situation, Refinería de Cartagena has taken actions to protect its interests and has a group of experts with whom it will continue to evaluate other measures it may adopt in this new circumstance.

As a consequence of the initiation of the reorganization process, the arbitration was suspended until July 1, 2020, as described below.

On January 21, 2020, Comet II BV, the successor in interest to Chicago Bridge & Iron Company NV, commenced bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Before the beginning of the insolvency process of Comet II BV, an automatic suspension of the initiation or continuation of any action, process or execution of judgment or award against Comet II BV became effective, which suspended the arbitration. On January 23, 2020, Comet II B.V. obtained an order from the Bankruptcy Court permitting it to, in its discretion, modify the automatic stay to permit it to proceed with litigation or other contested matters. On March 14, 2020, the Bankruptcy Court entered an order confirming a plan of reorganization, and the order provides for the stay against the arbitration to end upon the earlier of the effective date of the plan or August 30, 2020.- whichever would occur first.

On June 30, 2020, McDermott International Inc. notified the occurrence of the effective date of the reorganization plan, for which the suspension of arbitration was lifted on July 1, 2020.

On May 6, 2020, the Superintendence of Companies ordered the judicial liquidation of CBI Colombiana SA, one of the defendants in the CB&I arbitration. On October 22, 2020, Reficar requested its recognition as a creditor of CBI Colombiana SA, up to the maximum amount of its claims in the arbitration. On January 15, 2021, the liquidator of CBI Colombiana SA accepted Reficar’s request.

On September 22, 2020, the tribunal scheduled the start of the hearings for May 2021. The outcome of the arbitration remains uncertain until such time as the arbitration ruling is issued.

23.4       Investigations of control entities – Reficar

Reficar is a wholly owned subsidiary of Ecopetrol.  According to Colombian regulations, Ecopetrol’s and Reficar’s employees are considered public servants, and as such can be held liable for negligent use or management of public resources.  In this context, given that Ecopetrol is majority owned by the Colombian Government and Reficar is a wholly owned subsidiary of Ecopetrol, Ecopetrol and Reficar administer public resources.

As a result, Ecopetrol and Reficar employees are generally subject to the control and supervision of the following control entities, among others:

The Office of the Comptroller General (Contraloría General de la República) oversees the adequate use of public resources and has the authority to investigate public employees or private sector employees that use or manage public resources.

The Attorney General’s Office (Procuraduría General de la Nación) supervises compliance with applicable law by public employees and private sector employees that carry out public functions.  The Attorney General’s Office investigates and disciplines individuals for compliance failures.

The Prosecutor’s Office (Fiscalía General de la Nación) investigates potential crimes and prosecutes alleged crimes before the court in judicial proceedings.

The following are the most significant investigations and proceedings carried out by the aforementioned state entities:

1.	The Office of the Comptroller General’s investigations and proceedings

1.1  Because of the modifications of the schedule and budget related to Reficar’s expansion and modernization project (the Project), the Office of the Comptroller General initiated a special audit investigation of the Project in 2016 and delivered a final report to Reficar on December 5, 2016. The report detailed 36 findings most of which were related to increased costs compared to budget for services, labor and materials. As required, on January 18, 2017, Reficar submitted an action plan addressing the 36 findings in the following areas: (i) contract management, (ii) supervision of engineering standards contracted with third parties, and (iii) documentation of the control, reporting and monitoring mechanisms of subcontracts.

1.2  As a result of the findings described above, on March 10, 2017, the Office of the Comptroller General opened actions for financial responsibility (proceso de responsabilidad fiscal) against 36 individuals and the six companies involved in the Project, including former members of Ecopetrol’s Board of Directors, former members of Reficar’s Board of Directors, former employees of Ecopetrol, and former employees of Reficar, as well as Chicago Bridge & Iron Company N.V., CBI - Chicago Bridge & Iron company (CB&I) Americas Ltd., Chicago Bridge & Iron Company CB&I UK Limited, CBI Colombiana S.A., Foster Wheeler USA Corporation and Process Consultants Inc.

These actions were initiated based on the Office of the Comptroller General’s theory that lower than expected profitability at Reficar could have been caused by (i) modifications to the schedule and, (ii) the increase of the budget for the Project.

On June 5, 2018, the Office of the Comptroller General split the initial proceeding in two. The first one is related to the increase of the Project’s budget and the second one is related to the modifications in the Project’s schedule.

Regarding the first proceeding, on June 5, 2018, the Office of the Comptroller General issued charges for financial responsibility (proceso de responsabilidad fiscal) against (i) 15 individuals, which include former members of Reficar’s Board of Directors, a former employee of Ecopetrol, and former employees of Reficar, as well as against (ii)  CBI - Chicago Bridge & Iron company (CB&I) Americas Ltd., Chicago Bridge & Iron Company CB&I UK Limited, CBI Colombiana S.A., Foster Wheeler USA Corporation and Process Consultants Inc, and the following insurance companies, Compañía Aseguradora de Fianzas S.A, Coaseguro Confianza S.A. ,Liberty Seguros S.A., CHUBB de Colombia Compañía de Seguros S.A., Seguros Colpatria S.A. and Mapfre Seguros  Generales de Colombia S.A., as third parties with joint liability.

As for the other 21 individuals initially investigated in 2017, the Office of the Comptroller General closed the investigations. Therefore, as of the date of this annual report, no current or former member of Ecopetrol’s Board of Directors was charged in the first proceeding related to the increase in the Project’s budget.

As of the date of this annual report, no charges have been issued in the second proceeding related to the modifications in the Project’s schedule.

While the content and status of the proceedings remains confidential, we can report that Reficar and several of its employees have cooperated with and provided the information required by the department of the Office of the Comptroller General in charge of leading the proceedings.

As of the date of this annual report, both Ecopetrol and Reficar have no liability under these proceedings.

1.3  In 2017, 2018, 2019, 2020 and 2021 the Office of the Comptroller General initiated a special/financial audit in Reficar and delivered a final report. In this report the Office of the Comptroller General concluded that, in their opinion, Reficar’s  Financial Statements do not reasonably represent, the entity’s financial position. This situation originates in the different interpretation, by Reficar and the Comptroller General, of the applicable accounting laws. Reficar has used all the legal mechanism to enforce its position.

As of the date of this annual report, considering the best Group’s knowledge, Reficar’s financial statements continue to fairly represent the financial and operational condition of the Company in all material aspects and its internal controls remain effective.

As of the date of this annual report, the former and current Boards of Directors of Ecopetrol and Reficar are not part of the Comptroller General proceedings.

2.   The Attorney General’s Office investigations:

Reficar has been officially informed that the Attorney General’s Office currently has four ongoing investigations related to the Project.

Regarding one of these four investigations, on September 12, 2017, the Attorney General’s Office issued a list of charges against certain former members of Reficar’s Board of Directors, as well as certain former officers of Reficar.  The charges were related to the failure to fulfill some of their duties as administrators and/or for acting “ultra vires” in the exercise of their functions against:  (i) Javier Genaro Gutiérrez (Ecopetrol CEO, 2007-2015); (ii) Felipe Laverde (Reficar General Counsel, 2009-March 2017); (iii) Pedro Rosales (Ecopetrol Downstream Executive Vice President, 2008-2015); (iv) Diana Constanza Calixto (Ecopetrol Head of the Corporate Finance Unit, 2009-2014), (v) Orlando José Cabrales (Reficar CEO, 2009-2012) and (vi) Reyes Reinoso Yanes (Reficar CEO, 2012-2016).  The Attorney General’s Office closed the case against the rest of the members of Reficar’s Board of Directors and the rest of the former officers of Reficar.

On January 17, 2020 the Attorney General’s Office issued its judgment against Reyes Reinoso Yanes for acting “ultra vires” in the exercise of his functions promoting a special billing procedure without the due diligence required to protect Reficar’s resources.  As for the other four individuals initially investigated, they were acquitted of the charges. Mr. Reinoso filed an appeal against the decision and is awaiting resolution.

In another investigation, on October 21, 2020, the Attorney General’s Office issued its judgment against a former employee of Reficar, Nicolas Isaksson Palacios, related to the failure to fulfill some of his duties for acting “ultra vires” in the exercise of his functions. The Attorney General’s Office closed the case against the rest of the former members of Reficar’s Board of Directors and other Reficar employee.

The specific content and status of the remaining two ongoing investigations remains confidential.

As of the date of this annual report, the current Boards of Directors of Ecopetrol and Reficar are not part of the Attorney General’s Office proceedings.

3.   The Prosecutor’s Office investigations:

The Prosecutor’s Office has been conducting the following legal proceedings in which Ecopetrol has been recognized as a victim:

3.1  Between July 25 and August 2, 2017, the Prosecutor’s Office indicted the following individuals with charges, the majority of which are related to offenses against the public administration and illegal interest in the execution of agreements: (i) Orlando José Cabrales Martínez (Reficar CEO, 2009‑2012); (ii) Reyes Reinoso Yanes (Reficar CEO, 2012‑2016); (iii) Felipe Laverde Concha (Reficar General Counsel, 2009‑March 2017); (iv) Pedro Alfonso Rosales Navarro (Ecopetrol Downstream Executive Vice President, 2008‑2015); (v) Masoud Deidehban (CBI Executive Project Director); (vi) Phillip Asherman (CBI CEO) and (vii) Carlos Lloreda (Reficar’s statutory auditor from 2013‑2015.) The arraignment hearing began on May 30, 2018 and concluded on August 22, 2019.

The Prosecutor’s Office has already made public the factual basis for such charges, which is based on the theory that:  (i) executing a cost reimbursable engineering, procurement and construction contract (EPC) and not a lump sum agreement favored CBI interests, and (ii) executing special invoicing procedures (MOA –Memorandum of Agreement and PIP –Project Invoicing Procedure) with CBI allowed the payments of unreasonable amounts not duly verified by the Joint Venture Foster Wheeler USA Corporation and Process Consultant Inc (FPJVC).  The defense attorneys have not yet had an opportunity to present their case against such facts in a court of law.

On May 9, 2017, Ecopetrol’s Audit and Risk Committee retained a U.S.-based outside law firm to commence a third-party investigation into the matters set forth in the Prosecutor’s Office announcement.  The results were presented in December 2017 to Ecopetrol’s Audit and Risk Committee.  This investigation concluded that to date there has been no evidence of possible unlawful acts that affect Ecopetrol’s internal control over the financial reporting of the Company, on the allegations made by the Prosecutor’s Office.

3.2  On October 22 and 23, 2018, the Prosecutor’s Office indicted the following individuals with charges related to improper management and obtaining false public documents: Javier Genaro Gutiérrez Pemberthy (Ecopetrol CEO, 2007‑2015), Reyes Reinoso Yánez (Reficar CEO, 2012‑2016), Pedro Alfonso Rosales Navarro (Ecopetrol Downstream Executive Vice President, 2008‑2015), and Diana Constanza Calixto Hernández (Ecopetrol Head of the Corporate Finance Unit, 2009‑2014). The arraignment hearing took place on August 5, 2019 and Ecopetrol and Reficar were recognized as victims.

The Prosecutor’s Office made public the factual basis of the charges, which is based on the theory that the indicted directors hid necessary information from Ecopetrol’s Board of Directors before the approval of amendment No. 3 of the EPC contract.  The defense attorneys have not yet had an opportunity to present their case against such facts in a court of law.

3.3  On June 12, 2019, the Prosecutor’s Office indicted the following individuals with charges related to entering into agreements without compliance with legal requirements: Orlando José Cabrales Martínez (Reficar CEO, 2009-2012) and Felipe Castilla (Reficar CEO, 2009). Ecopetrol and Reficar were recognized as victims.

The Prosecutor’s Office has already made public the factual basis of the charges, which is based on the theory that hiring FPJVC as the PMC of the project through a sole source process violated the objective selection principle. The defense attorneys have not yet had an opportunity to present their case against such facts in a court of law.

Ecopetrol and Reficar have cooperated closely and extensively with the control entities in furthering their investigations and will continue to monitor the status and development of these investigations.

As of the date of this annual report, the current Boards of Directors of Ecopetrol and Reficar and the current employees are not part of the above proceedings.  None of the legal proceedings described in this paragraph are related with bribery charges.

As of the date of this annual report, Ecopetrol and Reficar have no knowledge of any legal proceeding in the United States regarding the project.

23.5Legal proceedings not recognized

The following is a summary of the main contingent liabilities that have not been recognized in the statement of financial position as, according to the evaluations made by internal and external advisors of the Ecopetrol Business Group, the expectation of loss is not probable as of December 31, 2020 and 2019:

	2020		2019
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings
Constitutional action	20	15,810,719	16	15,689,778
Ordinary administrative	156	714,606	162	781,686
Ordinary labor	659	54,030	614	51,029
Ordinary civil	54	6,363	54	17,956
Executive administrative	2	11,951	1	28
Special labor	15	3,106	13	720
Penal	2	595	1	595
Action of protection	234	47	112	10
Executive civil	1	—	1	—
	1,143	16,601,417	974	16,541,802

23.6Details of contingent assets

The following is a breakdown of the Ecopetrol Business Group’s principal contingent assets, where the associated contingent gain is likely, but not certain:

	2020		2019
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings
Ordinary administrative	99	402,380	37	384,215
Arbitration	2	138,386	1	67,232
Ordinary civil	114	82,572	75	86,363
Penal	149	61,466	156	60,177
Executive civil	57	5,299	61	4,912
Ordinary labor	48	3,129	50	3,295
Executive administrative	10	2,450	11	4,028
Special labor	84	426	57	307
Action of protection	5	-	4	-
	568	696,108	452	610,529